Exhibit 24
POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS:
That the undersigned does hereby make, constitute and appoint David B. Burritt, Kevin P. Bradley and Colleen M. Darragh or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf United States Steel Corporation’s Annual Report on Form 10-K for the year ended December 31, 2017 to be filed with the Securities and Exchange Commission, and any and all amendments to such report to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable United States Steel Corporation to comply with said Act and the rules and regulations thereunder.
IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of February, 2018.

/s/ David B. Burritt
David B. Burritt

POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS:
That the undersigned does hereby make, constitute and appoint David B. Burritt, Kevin P. Bradley and Colleen M. Darragh or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf United States Steel Corporation’s Annual Report on Form 10-K for the year ended December 31, 2017 to be filed with the Securities and Exchange Commission, and any and all amendments to such report to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable United States Steel Corporation to comply with said Act and the rules and regulations thereunder.
IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of February, 2018.

/s/ Patricia Diaz Dennis
Patricia Diaz Dennis

POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS:
That the undersigned does hereby make, constitute and appoint David B. Burritt, Kevin P. Bradley and Colleen M. Darragh or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf United States Steel Corporation’s Annual Report on Form 10-K for the year ended December 31, 2017 to be filed with the Securities and Exchange Commission, and any and all amendments to such report to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable United States Steel Corporation to comply with said Act and the rules and regulations thereunder.
IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of February, 2018.

/s/ Dan O. Dinges
Dan O. Dinges

POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS:
That the undersigned does hereby make, constitute and appoint David B. Burritt, Kevin P. Bradley and Colleen M. Darragh or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf United States Steel Corporation’s Annual Report on Form 10-K for the year ended December 31, 2017 to be filed with the Securities and Exchange Commission, and any and all amendments to such report to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable United States Steel Corporation to comply with said Act and the rules and regulations thereunder.
IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of February, 2018.

/s/ John G. Drosdick
John G. Drosdick

POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS:
That the undersigned does hereby make, constitute and appoint David B. Burritt, Kevin P. Bradley and Colleen M. Darragh or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf United States Steel Corporation’s Annual Report on Form 10-K for the year ended December 31, 2017 to be filed with the Securities and Exchange Commission, and any and all amendments to such report to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable United States Steel Corporation to comply with said Act and the rules and regulations thereunder.
IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of February, 2018.

/s/ John J. Engel
John J. Engel

POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS:
That the undersigned does hereby make, constitute and appoint David B. Burritt, Kevin P. Bradley and Colleen M. Darragh or either one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf United States Steel Corporation’s Annual Report on Form 10-K for the year ended December 31, 2017 to be filed with the Securities and Exchange Commission, and any and all amendments to such report to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable United States Steel Corporation to comply with said Act and the rules and regulations thereunder.
IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of February, 2018.

/s/ Murry S. Gerber
Murry S. Gerber

POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS:
That the undersigned does hereby make, constitute and appoint Kevin P. Bradley and Colleen M. Darragh or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf United States Steel Corporation’s Annual Report on Form 10-K for the year ended December 31, 2017 to be filed with the Securities and Exchange Commission, and any and all amendments to such report to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable United States Steel Corporation to comply with said Act and the rules and regulations thereunder.
IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of February, 2018.

/s/ Stephen J. Girsky
Stephen J. Girsky

POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS:
That the undersigned does hereby make, constitute and appoint David B. Burritt, Kevin P. Bradley and Colleen M. Darragh or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf United States Steel Corporation’s Annual Report on Form 10-K for the year ended December 31, 2017 to be filed with the Securities and Exchange Commission, and any and all amendments to such report to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable United States Steel Corporation to comply with said Act and the rules and regulations thereunder.
IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of February, 2018.

/s/ Paul A. Mascarenas
Paul A. Mascarenas

POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS:
That the undersigned does hereby make, constitute and appoint David B. Burritt, Kevin P. Bradley and Colleen M. Darragh or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf United States Steel Corporation’s Annual Report on Form 10-K for the year ended December 31, 2017 to be filed with the Securities and Exchange Commission, and any and all amendments to such report to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable United States Steel Corporation to comply with said Act and the rules and regulations thereunder.
IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of February, 2018.

/s/ Glenda G. McNeal
Glenda G. McNeal

POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS:
That the undersigned does hereby make, constitute and appoint David B. Burritt, Kevin P. Bradley and Colleen M. Darragh or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf United States Steel Corporation’s Annual Report on Form 10-K for the year ended December 31, 2017 to be filed with the Securities and Exchange Commission, and any and all amendments to such report to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable United States Steel Corporation to comply with said Act and the rules and regulations thereunder.
IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of February, 2018.

/s/ Eugene B. Sperling
Eugene B. Sperling

POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS:
That the undersigned does hereby make, constitute and appoint David B. Burritt, Kevin P. Bradley and Colleen M. Darragh or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf United States Steel Corporation’s Annual Report on Form 10-K for the year ended December 31, 2017 to be filed with the Securities and Exchange Commission, and any and all amendments to such report to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable United States Steel Corporation to comply with said Act and the rules and regulations thereunder.
IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of February, 2018.

/s/ Robert J. Stevens
Robert J. Stevens

POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS:
That the undersigned does hereby make, constitute and appoint David B. Burritt, Kevin P. Bradley and Colleen M. Darragh or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf United States Steel Corporation’s Annual Report on Form 10-K for the year ended December 31, 2017 to be filed with the Securities and Exchange Commission, and any and all amendments to such report to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable United States Steel Corporation to comply with said Act and the rules and regulations thereunder.
IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of February, 2018.

/s/ David S. Sutherland
David S. Sutherland

POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS:
That the undersigned does hereby make, constitute and appoint David B. Burritt, Kevin P. Bradley and Colleen M. Darragh or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf United States Steel Corporation’s Annual Report on Form 10-K for the year ended December 31, 2017 to be filed with the Securities and Exchange Commission, and any and all amendments to such report to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable United States Steel Corporation to comply with said Act and the rules and regulations thereunder.
IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of February, 2018.

/s/ Patricia A. Tracey
Patricia A. Tracey